                                                                 EXHIBIT 99(i)



                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report on Form 10-K for the fiscal year ending December 31, 2002 of Graybar Electric Company, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert A. Reynolds, Jr., Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert A. Reynolds, Jr.
Principal Executive Officer


March 27, 2003